SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             BROADVIEW MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                              BROADVIEW MEDIA, INC.

                              -------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                 August 25, 2000

                              -------------------


TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

The 2000 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota, on Friday, August 25, 2000, at 1 P.M., Minnesota time, for the following purposes:

         1.  To set the number of members of the Board of  Directors at six (6).

         2.  To elect directors of the Company for the ensuing year.

         3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on July 7, 2000 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                        PHILLIP A. STADEN
                                                        Secretary

Dated:   July 26, 2000
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.

                              -------------------

                                 Proxy Statement
                                       for
                         Annual Meeting of Shareholders
                           to be held August 25, 2000

                              -------------------


                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on August 25, 2000, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

         Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about July 26, 2000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed July 7, 2000 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on July 7, 2000, 1,357,759 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of July 7, 2000.


         Name and Address                               Amount and Nature of        Percent of
         of Beneficial Owner                        Shares Beneficially Owned(1)      Class

         John C. Lorentzen and Penney L. Fillmer               135,000                  9.9%
         1205 South Main Street
         Wheaton, IL

         McDonald & Co. Securities                             104,630                  7.7%
         800 Superior Avenue
         Cleveland, OH

         James H. Binger                                        92,555                  6.8%
         Revocable Trust
         80 South Eighth Street
         Minneapolis, MN

         Dean & Kathy L. Bachelor                               98,554(2)               7.2%
         14069 Greenway Ave
         Prior Lake, MN 55372

         John G. Lindell                                        74,937(3)               5.5%
         621 West Waterview Drive
         Green Valley, AZ 85614

         Phillip A. Staden                                      74,467(4)               5.3%
         1 N 116 Siefert Ct
         Winfield, IL 60190

--------------------------------------------------------------------------------

(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.
(2) Includes 6,000 shares which may be purchased upon exercise of currently exercisable options.
(3) Mr. Lindell has sole voting and sole investment power over 54,012 shares owned directly by him and shares voting and investment power with his wife over 20,925 shares.

(4) Includes 61,667 shares which may be purchased upon exercise of currently exercisable options.


                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of July 7, 2000 by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

Name of Director or                 Number of Shares
Officer or Identity of Group      Beneficially Owned(1)     Percent of  Class(2)

Ronald V. Kelly                          38,500(3)                     2.8%
Steven Lose                               8,250(4)                      *
John C. McGrath                           8,000(4)                      *
Gerald W. Simonson                       57,160(5)                     4.2%
Phillip A. Staden                        74,467(6)                     5.3%
Dean Bachelor                            98,554(7)                     7.2%
Nancy L. Reid                            14,500(8)                     1.1%
Michael D. Smith                          5,000(9)                      *
Directors and Executive Officers
 as a Group (8 persons)                 304,431(10)                   20.3%

---------------------
 *Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of July 7, 2000, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.
(3) Includes 23,000 shares which may be purchased upon exercise of currently exercisable options and warrants.
(4) Includes 8,000 shares which may be purchased upon exercise of currently exercisable options.
(5) Includes 21,000 shares which may be purchased upon exercise of currently exercisable options and warrants.
(6) Includes 61,667 shares which may be purchased upon exercise of currently exercisable options.
(7) Includes 6,000 shares which may be purchased upon exercise of currently exercisable options.
(8) Includes 10,000 shares which may be purchased upon exercise of currently exercisable options.
(9) Includes 5,000 shares which may be purchased upon exercise of currently exercisable options.
(10) Includes 142,667 shares which may be purchased upon exercise of currently exercisable options and warrants.

                              ELECTION OF DIRECTORS

                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at six (6). Under applicable Minnesota law, approval of the proposal to set the number of directors at six, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director.

                                          Current
                                        Position(s)                                                           Director
      Name of Nominee         Age      With Company        Principal Occupation(s) During Past Five Years       Since

    Ronald V. Kelly            64        Director       Retired;  Senior Vice  President from September 1992    1996
                                                        to  August  1996 of  Pentair,  Inc.  (a  diversified
                                                        industrial   manufacturer);   Vice   President   and
                                                        Specialty  Products Group  President at Pentair from
                                                        March 1989 to September 1992.

    Steven Lose                41        Director       Strategic  Business  Analyst with Silicon  Graphics,    1997
                                                        Inc.  (a  computer  manufacturer)  since April 1999.
                                                        Director of North  American  Sales of Scitex Digital
                                                        Video,  Inc. (a video equipment  manufacturer)  from
                                                        April 1995 to April  1999.  Regional  Sales  Manager
                                                        of  Accom,  Inc.  (a video  equipment  manufacturer)
                                                        from March 1992 to April 1995.

    John C. McGrath            42        Director       Chief   Operating   Officer  of  Cutters,   Inc.  (a    1996
                                                        nationally  recognized  post  production  and design
                                                        facility)  since  October 1997 and from January 1990
                                                        to  November  1996.  Chairman  of the  Board  of the
                                                        Company  from  October  1997 to  October  1998,  and
                                                        President and Chief Executive  Officer from November
                                                        1996 to October 1997.

    Gerald W. Simonson         70        Director       Venture capital investor since June 1978;  President    1976
                                                        and Chief  Executive  Officer of Omnetics  Connector
                                                        Corporation    (manufacturer    of    microminiature
                                                        connectors)  since  March  1991.  Also  currently  a
                                                        director  of  Medtronic,  Inc.  and  The  Chromaline
                                                        Corporation

     Phillip A. Staden         44    President, Chief   President  and CEO of the Company  since October 20,    1998
                                         Executive      1997 and CFO since  November  1996.  Vice  President
                                      Officer, Chief    of the Company from  November  1996 to October 1997.
                                         Financial      Controller   of  the  Company  from  April  1991  to
                                        Officer and     November 3, 1996.
                                         Director

       Dean Bachelor           51        Director       Founder,  managing  partner at the Platinum Group, a    2000
                                                        Twin Cities based  management  and merchant  banking
                                                        firm; has served as CEO of numerous  firms;  adjunct
                                                        faculty member ar several colleges.

Committee and Board Meetings

         The Company's Board of Directors has an Audit Committee, which reviews with the Company's independent auditors, the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's members are Mr. Kelly, Mr. Simonson and Mr. Bachelor. The Audit Committee met twice during fiscal 2000.

         The Board also has a Compensation Committee currently consisting of all outside Board members. The Committee reviews and recommends the compensation to be paid to the Company's officers. During fiscal 2000, the Compensation Committee met once. The Board does not have a nominating committee. The Company's Board of Directors held six meetings during fiscal 2000. Each incumbent director attended seventy-five percent or more of the total number of meetings of the Board and of Committee(s) of which he or she was a member.

Directors Fees

         Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended by him or her, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he or she serves as a director.

Certain Transactions

         In order to facilitate restructure of the Company's bank line and to provide funding for operations, in July 1996 and February 1997 the Board authorized the issuance of $562,500 of 10.5% Subordinated Notes with a Warrant to each investor to purchase, at $2.50 per share, a number of shares of Common Stock of the Company equal to the principal amount of such investor's Note divided by the Warrant exercise price. Certain directors of the Company purchased $412,500 of the Notes in July 1996 and $150,000 of the Notes in February 1997. In June 1999 the Company restructured the principal and interest payment terms of the Notes.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during the Company's last three fiscal years to the Company's President and Chief Executive Officer and to Michael Smith and Nancy Reid, the only other executive officers whose total salary and bonus for fiscal 2000 exceeded $100,000. Mr. Smith became an executive officer of the Company during fiscal 1999. Ms. Reid became an executive officer of the Company during fiscal year 1998.

                                    Annual Compensation            Long Term Compensation
                               ------------------------------ ----------------------------------
                                                                      Awards           Payouts
                                                              ----------------------- ----------

                                                              Restricted                LTIP       All other
      Name and        Fiscal   Salary(1)    Bonus                Stock     Options/    Payouts   Compensation
 Principal Position    Year          $         $      Other     Awards      SARs #        $           $ (2)
 ------------------    ----     --------------------  -----     ------      ------    ---------  ----------

Phillip A. Staden     2000     165,384(3)  19,180       0        None       30,000      None         3,834
President, CEO and    1999     152,750        0         0        None       20,000      None         3,654
CFO                   1998     125,384     10,000       0        None       35,000      None         2,173


Michael D. Smith      2000     120,000     22,772       0        None       17,500      None         1,525
VP of Programming     1999     120,000     21,774       0        None       15,000      None         1,413

Nancy L. Reid         2000     97,620       7,000       0        None       17,500      None         2,218
VP of Sales & Mktg    1999     99,267       3,000       0        None          0        None         2,476
                      1998     89,982         0         0        None       15,000      None         2,192

(1) Amounts under "Salary" also include the executive's salary deferral contributions to the Company's 401(k) profit sharing plan.

(2) Amounts reflect Company contributions to the Company's 401(k) profit sharing plan.

(3) Included in Mr. Staden's salary was a one-time payout, at 70% of value, of $5,192 for earned vacation.

Option/SAR Grants During 2000 Fiscal Year

         The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended March 31, 2000:

                             Number of         Percent of Total
                             Securities          Options/SARs
                             Underlying           Granted to             Exercise
                            Options/SARs       Employees in the       or Base Price
         Name                 Granted             fiscal Year           ($/Share)          Expiration Date
         ----               ------------       ----------------       -------------        ---------------
Phillip A. Staden            30,000(1)                21.3%              $0.5625              12/16/04
Nancy L. Reid                17,500(2)                12.4%              $0.5625              12/16/04
Michael D. Smith             17,500(2)                12.4%              $0.5625              12/16/04

(1) Such option is exercisable in an immediate increment of 10,000 shares with the balance in annual increments of 6,667 shares each, commencing December 17, 2000.

(2) Such option is exercisable in annual increments of 5,833 shares each, commencing December 17, 2000.

Option/SAR Exercises During Fiscal 2000
    And Fiscal Year-End Option/SAR Values

         The following table provides certain information regarding the exercise of stock options during fiscal 2000 by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                         Number of                                                         Value of Unexercised
                          Shares          Value      Number of Unexercised Options    In-the-Money Options at Fiscal
                         Acquired       Realized          at Fiscal Year End                   Year End ($)
        Name            On Exercise        ($)       (exercisable/unexercisable)      exercisable/unexercisable(1)
        ----            -----------    -----------   ----------------------------     ----------------------------
Phillip A. Staden            0                0        61,667           38,333           38,500          36,200
Nancy L. Reid                0                0        10,000           22,500            4,400          21,975
Michael D. Smith             0                0         5,000           27,500            6,350          32,475

(1) Market value of underlying securities at March 31, 2000 ($1.69) minus the exercise price.

Employment Contracts

         The Company has an Employment Agreement, dated May 11, 1998, with Phillip A. Staden whereby Mr. Staden will serve as President and Chief Executive Officer for a term continuing until October 26, 1999 and renewable annually thereafter for one-year terms. Mr. Staden receives a base annual salary of $155,000 and is eligible to receive an incentive bonus based upon 5% of pre-tax earnings for a fiscal year in excess of 8% of shareholder equity at the beginning of the fiscal year, with a maximum bonus of 50% of base salary. The employment relationship is terminable by written agreement of the parties, by the Company for cause or by Mr. Staden without cause upon 60 days written notice to the Company, in which case the Company has no further obligation to Mr. Staden except for accrued benefits and any compensation earned through the last day of employment. The employment relationship may also be terminated by the Company without cause, in which case the Company is obligated to pay (a) Mr. Staden's base salary for the unexpired portion of the initial term of employment (or, if the Agreement has been renewed, the unexpired portion of the one-year renewal term), (b) the greater of (i) six months of Mr. Staden's base salary or
(ii) one week of his base salary for each full year of employment with the Company, and (c) COBRA premium payments for continued coverage under the Company's group health plan for 12 months. If Mr. Staden's employment is not renewed by the Company for any reason other than mutual agreement, death, disability or cause, the Company is obligated to pay the greater of (i) six months of Mr. Staden's base salary or (ii) one week of his base salary for each full year of employment, and COBRA premium payments for 12 months. The Company's obligation to make any of such payments is contingent upon Mr. Staden's abiding by the confidentiality and noncompete provisions of the Agreement. If the employment relationship is terminated by the Company without cause or not renewed without cause by either party within one year of a "change of control" of the Company, the Company is obligated to pay (a) Mr. Staden's base salary for the unexpired portion of the initial term or renewal term of employment, but only if the employment is terminated by the Company without cause, (b) the greater of (i) six months of Mr. Staden's base salary or (ii) one week of his base salary for each full year of employment with the Company, and (c) COBRA premium payments for 12 months; provided, however, Mr. Staden will not receive any payments under the Employment Agreement or any other agreement with the Company which would constitute a "parachute" payment under Section 280G of the Internal Revenue Code.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2000, all Section 16(a) filing requirements applicable to Insiders were complied with.

                              INDEPENDENT AUDITORS

         On April 5, 1999, the Company selected Boulay, Heutmaker, Zibell & Co. PLLP to serve as the Company's independent auditors for the 1999 and 2000 fiscal years and ceased its client-auditor relationship with Deloitte & Touche LLP. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of Boulay, Heutmaker, Zibell & Co. PLLP, any disagreements with Deloitte & Touche LLP, the independent accountant engaged by the Company for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has Deloitte & Touche LLP's report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

         A representative of Boulay, Heutmaker, Zibell & Co. PLLP is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the 2000 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 annual meeting must be received by the Company by March 28, 2001, to be includable in the Company's proxy statement and related proxy for the 2001 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2001 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after June 11, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2000 including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2000 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.

Dated:  July 26, 2000
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.
                                      PROXY
     for the 2000 Annual Meeting of Shareholders to be held August 25, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PHILLIP A. STADEN and JOHN C. MCGRATH, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of Broadview Media, Inc. registered in the name of the undersigned, at the Company's 2000 Annual Meeting of Shareholders and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1.       Set the NUMBER OF DIRECTORS at six (6).
         [ ] FOR                 [ ] AGAINST            [ ] ABSTAIN

2. ELECTION OF DIRECTORS. Nominees: Dean Bachelor, Ronald V. Kelly, Steven Lose, John C. McGrath, Gerald W. Simonson, Phillip A. Staden
         [ ] FOR all nominees listed above         [ ] WITHHOLD AUTHORITY
             (except those whose names have            to vote for all nominees
             written on the line below).               listed above

         (To withhold authority to vote for any individual nominee write that nominee's name on the line below.)

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3.       OTHER MATTERS. In their discretion, the appointed Proxies are....
         [ ] AUTHORIZED          [ ] NOT AUTHORIZED
         to vote upon such other business as may properly come before the Meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND, IN THE CASE OF PROPOSAL #3, WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #3.

         Dated:  _______________________,  2000

         ___________________________________________

         ___________________________________________

         (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees guardians, etc., should indicate capacity when signing. For stock held in Joint Tenancy, each joint owner should sign.)